UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05597

Invesco Municipal Income Opportunities Trust
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	2/28

Date of reporting period:	11/30/18

Item 1. Schedule of Investments.

Invesco Municipal Income Opportunities Trust

Quarterly Schedule of Portfolio Holdings

November 30, 2018

invesco.com/us	MS-CE-MIOPP-QTR-1 11/18	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-132.24%(a)

Alabama-2.75%

Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	6.00%	06/01/2050	$1,000	$1,079,980
Birmingham (City of) Water Works Board; Series 2015 A, Ref. Water RB (b)	5.00%	01/01/2042	2,250	2,453,783
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, Retirement Facility RB (c)	5.50%	01/01/2043	925	686,165
Jefferson (County of); Series 2013 C, Sr. Lien Sewer Revenue Conv. CAB Wts. (INS -AGM)(d)(e)	6.60%	10/01/2042	1,300	1,139,372
Series 2013 F, Sub. Lien Sewer Revenue Conv. CAB Wts. (d)	7.75%	10/01/2046	1,700	1,464,091
Series 2013-F, Sub. Lien Sewer Revenue Conv. CAB Wts. (d)	7.90%	10/01/2050	1,000	859,600
Lower Alabama Gas District (The); Series 2016A, Gas Project RB (b)	5.00%	09/01/2046	1,500	1,716,990
				9,399,981

American Samoa-0.21%

American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.63%	09/01/2035	750	725,325

Arizona-3.50%

Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, Education RB (f)	5.75%	07/01/2036	1,500	1,543,470
Glendale (City of) Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2040	1,500	1,449,540
Phoenix (City of) Industrial Development Authority (Choice Academies); Series 2012, Education RB	5.38%	09/01/2032	1,000	1,022,840
Phoenix (City of) Industrial Development Authority (Great Hearts Academies); Series 2012, Education RB (g)	6.40%	07/01/2021	600	664,488
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB (f)	6.75%	07/01/2044	750	813,892
Phoenix (City of) Industrial Development Authority (Phoenix Collegiate Academy); Series 2012, Education RB	5.62%	07/01/2042	1,000	1,020,840
Pima (County of) Industrial Development Authority (American Leadership Academy); Series 2017, Education Facility RB (f)	5.00%	06/15/2052	1,500	1,454,910
Pima (County of) Industrial Development Authority (Coral Academy Science); Series 2008 A, Education Facilities RB	7.25%	12/01/2038	1,000	1,000,680
Pima (County of) Industrial Development Authority (Edkey Charter Schools); Series 2013, Ref. Education Facility RB	6.00%	07/01/2048	1,000	905,250
Tempe (City of) Industrial Development Authority (Mirabella at ASU); Series 2017 A, RB (f)	6.12%	10/01/2052	1,000	1,068,360
Town of Florence, Inc. (The) Industrial Development Authority (Legacy Traditional School - Queen Creek and Casa Grande Campuses); Series 2013, Education RB	6.00%	07/01/2043	1,000	1,037,500
				11,981,770

California-15.59%

ABAG Finance Authority for Non-profit Corps. (Episcopal Senior Communities); Series 2012 A, Ref. RB	5.00%	07/01/2047	1,000	1,041,090
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB (g)	7.63%	01/01/2020	1,000	1,062,280
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, Toll Bridge RB (b)	5.00%	04/01/2056	2,250	2,483,708
California (State of) Educational Facilities Authority (Stanford University); Series 2010, RB (b)	5.25%	04/01/2040	500	640,470
Series 2012 U-2, Ref. RB (b)	5.00%	10/01/2032	3,000	3,718,830
Series 2014 U-6, RB (b)	5.00%	05/01/2045	3,000	3,784,590
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.); Series 2014 B, Sub. Mobile Home Park RB	5.87%	08/15/2049	1,250	1,328,950
California (State of) Municipal Finance Authority (Santa Rosa Academy); Series 2012 A, Charter School Lease RB	6.00%	07/01/2042	1,000	1,052,360
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB (f)(h)	5.00%	07/01/2037	1,000	1,033,310

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California-(continued)

California (State of) Pollution Control Financing Authority (Aemerge Redpack Services Southern California, LLC); Series 2016, Solid Waste Disposal RB (f)(h)	7.00%	12/01/2027	$940	$900,783
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/2042	695	710,019
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2011, RB (g)	7.25%	11/01/2021	1,000	1,150,040
California (State of) Statewide Communities Development Authority (Creative Child Care & Team); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $755,000) (f)	6.75%	06/01/2045	755	753,143
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2002, Tobacco Settlement Asset-Backed RB	6.00%	05/01/2043	750	742,372
Series 2006A, Tobacco Settlement CAB Turbo RB (i)	0.00%	06/01/2046	10,000	1,540,800
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	1,000	1,002,220
Daly City (City of) Housing Development Finance Agency (Franciscan Mobile Home Park Acquisition); Series 2007 C, Ref. Third Tier Mobile Home Park RB	6.50%	12/15/2047	915	915,979
Foothill-Eastern Transportation Corridor Agency; Series 2014 C, Ref. Jr. Lien Toll Road RB	6.50%	01/15/2043	1,000	1,145,860
Golden State Tobacco Securitization Corp.; Series 2007 B, First Sub. Tobacco Settlement Asset-Backed CAB RB (i)	0.00%	06/01/2047	10,000	1,576,600
Series 2018 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2047	500	480,915
Series 2018 A-2, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2047	2,105	2,020,821
Inland Empire Tobacco Securitization Authority; Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB (i)	0.00%	06/01/2036	10,000	2,901,800
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2018 A, Sub. RB (b)(h)(j)	5.25%	05/15/2048	3,000	3,378,000
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB (g)	7.00%	08/01/2021	1,000	1,133,090
Palm Springs (City of) (Palm Springs International Airport); Series 2006, Ref. Sub. Airport Passenger Facility Charge RB (h)	5.55%	07/01/2028	285	284,989
Poway Unified School District (School Facilities Improvement); Series 2011, Unlimited Tax CAB GO Bonds (i)	0.00%	08/01/2039	8,000	3,473,120
Riverside (County of) Transportation Commission; Series 2013 A, Sr. Lien Toll RB	5.75%	06/01/2048	1,000	1,086,270
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB (g)	7.00%	02/01/2021	1,400	1,553,076
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6(Mission Bay S; Series 2013 C, Special Tax CAB RB (i)	0.00%	08/01/2037	5,000	1,847,900
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB (i)	0.00%	06/01/2036	2,000	723,300
Series 2007 A, Tobacco Settlement CAB Turbo RB (i)	0.00%	06/01/2041	5,000	1,258,100
Southern California Logistics Airport Authority; Series 2008 A, Tax Allocation CAB RB (i)	0.00%	12/01/2044	18,085	554,124
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.); Series 2006A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	1,000	999,960
Union City (City of) Community Redevelopment Agency (Community Redevelopment); Series 2011, Sub. Lien Tax Allocation RB (g)	6.87%	12/01/2021	1,500	1,719,330
University of California; Series 2017 M, Limited RB (b)(f)	5.00%	05/15/2047	3,000	3,348,120
				53,346,319

Colorado-8.46%

Banning Lewis Ranch Metropolitan District No. 3; Series 2015 A, Limited Tax GO Bonds	6.12%	12/01/2045	750	699,142
Brighton Crossing Metropolitan District No. 4; Series 2017 A, Limited Tax GO Bonds	5.00%	12/01/2037	525	530,859
Broomfield (City and County of) Midcities Metropolitan District No. 2; Series 2016B, Ref. Sub. Special Limited Tax GO Bonds	7.75%	12/15/2046	1,945	1,874,377
Buffalo Highlands Metropolitan District; Series 2018 A, Ref. & Improvement Limited Tax GO Bonds	5.25%	12/01/2038	1,185	1,165,128
Canyons Metropolitan District No. 5; Series 2017 A, Ref. Limited Tax GO Bonds	6.13%	12/01/2047	1,000	1,002,520
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB (b)	5.50%	01/01/2035	3,000	3,358,530
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB (f)	6.25%	12/01/2050	1,000	1,035,420

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Colorado-(continued)

Colorado (State of) Health Facilities Authority (Total Longterm Care National Obligated Group); Series 2010 A, RB (g)	6.25%	11/15/2020	$1,000	$1,079,160
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.00%	01/15/2041	1,000	1,031,860
Denver (City & County of); Series 2018 A, Ref. Sub. Airport System RB (b)(h)	5.25%	12/01/2043	3,000	3,375,810
Fossil Ridge Metropolitan District No. 1; Series 2010, Ref. Tax Supported Limited Tax GO Bonds	7.25%	12/01/2040	500	518,035
Gardens on Havana Metropolitan District No. 3 (The); Series 2017 B, Sub. Special RB	7.75%	12/15/2047	700	703,724
Leyden Rock Metropolitan District No. 10; Series 2016B, Sub. Limited Tax GO Bonds	7.25%	12/15/2045	500	480,665
North Range Metropolitan District No. 2; Series 2017 A, Ref. Limited Tax GO Bonds	5.75%	12/01/2047	1,000	976,570
Solaris Metropolitan District No.3; Series 2016B, Ref. Sub. Limited Tax GO Bonds	7.00%	12/15/2046	1,000	954,300
Southlands Metropolitan District No. 1; Series 2017 A-1, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2047	2,085	2,164,522
St. Vrain Lakes Metropolitan District No. 2; Series 2017 A, Sr. Limited Tax GO Bonds	5.00%	12/01/2037	1,500	1,441,320
Sterling Ranch Community Authority Board; Series 2017 A, Sr. Supported and Special RB	5.00%	12/01/2038	2,000	1,997,480
Tallyns Reach Metropolitan District No. 3; Series 2016A, Sub. Limited Tax GO Bonds	6.75%	11/01/2038	1,220	1,186,267
University of Colorado; Series 2013 A, Enterprise RB (b)	5.00%	06/01/2043	3,000	3,362,850
				28,938,539

Connecticut-0.43%

Georgetown (City of) Special Taxing District; Series 2006A, Unlimited Tax GO Bonds (Acquired 11/16/2006; Cost $2,955,000) (c)(f)	5.13%	10/01/2036	2,955	945,600
Hamden (Town of) (Whitney Center); Series 2009 A, Facility RB	7.75%	01/01/2043	500	513,715
				1,459,315

Delaware-0.29%

Millsboro (Town of) (Plantation Lakes Special Development District); Series 2018, Special GO Bonds (f)	5.25%	07/01/2048	1,000	996,980

District of Columbia-1.66%

District of Columbia; Series 2009 B, Ref. Sec. Income Tax RB (b)	5.00%	12/01/2025	1,335	1,374,396
Series 2014 C, Unlimited Tax GO Bonds (b)	5.00%	06/01/2038	3,000	3,298,500
District of Columbia (Cesar Chavez Charter School); Series 2011, RB	7.88%	11/15/2040	1,000	1,022,520
				5,695,416

Florida-7.64%

Alachua (County of) Health Facilities Authority (East Ridge Retirement Village, Inc.); Series 2014, RB	6.37%	11/15/2049	900	934,830
Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs); Series 2011 A, RB	8.12%	11/15/2046	1,000	1,090,040
Capital Trust Agency Inc. (Tallahassee Tapestry); Series 2015, First Mortgage RB (f)	7.00%	12/01/2045	1,000	1,025,480
Collier (County of) Industrial Development Authority (The Arlington of Naples); Series 2014 A, Continuing Care Community RB (f)	8.25%	05/15/2049	1,200	1,155,384
County of Broward FL Airport System Revenue; Series 2017, Airport System RB (b)(h)	5.00%	10/01/2042	3,000	3,282,270
Florida (State of) Mid-Bay Bridge Authority; Series 2011 A, Springing Lien RB (g)	7.25%	10/01/2021	1,000	1,138,430
Florida Development Finance Corp. (Brightline Passenger Rail); Series 2017, Surface Transportation Facilitiy RB (f)(h)(k)	5.63%	01/01/2028	1,000	1,035,820
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2012 A, Educational Facilities RB (f)	6.13%	06/15/2043	1,000	1,024,930
Series 2015, Educational Facilities RB (f)	6.12%	06/15/2046	1,000	1,017,440
Lake Helen (City of) (Ivy Hawn Charter School of the Arts); Series 2018 A, Educational Facilities RB (f)	5.38%	07/15/2038	1,300	1,275,976
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	5.75%	10/01/2042	1,000	1,050,930
Lee (County of) Industrial Development Authority (Lee County Community Charter Schools, LLC); Series 2012, IDR	5.75%	06/15/2042	1,200	1,140,684
Miami-Dade (County of); Series 2009, Sub. Special Obligation CAB RB (i)	0.00%	10/01/2042	7,900	2,820,537
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2018 A, RB (b)	5.00%	04/01/2053	1,500	1,634,100
Orlando (City of); Series 2014 A, Contract Tourist Development Tax Payments RB (b)	5.00%	11/01/2039	3,000	3,421,110

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Florida-(continued)

Palm Beach (County of) Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 A, RB	7.50%	06/01/2049	$750	$844,402
Seminole (County of) Industrial Development Authority (Legacy Pointe at UCF); Series 2016A, RB (f)	10.00%	12/28/2021	1,000	1,195,350
St. Johns (County of) Industrial Development Authority (Presbyterian Retirement Communities); Series 2010 A, RB (g)	6.00%	08/01/2020	1,000	1,064,560
				26,152,273

Georgia-1.72%

Americus (City of) & Sumter (County of) Hospital Authority (Magnolia Manor Obligated Group); Series 2013 A, Ref. RB	6.37%	05/15/2043	1,000	1,070,620
Atlanta (City of); Series 2015, Ref. Water & Wastewater RB (b)	5.00%	11/01/2040	2,490	2,755,359
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB (g)	7.38%	01/01/2019	1,000	1,004,210
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC (g)	6.13%	09/01/2020	1,000	1,069,870
				5,900,059

Hawaii-0.57%

Hawaii (State of) Department of Budget & Finance (15 Craigside); Series 2009 A, Special Purpose Senior Living RB (g)	8.75%	11/15/2019	865	919,244
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc. & Subsidiary); Series 2009, Special Purpose RB	6.50%	07/01/2039	1,000	1,023,080
				1,942,324

Idaho-0.79%

Idaho (State of) Health Facilities Authority (Terraces of Boise); Series 2014 A, RB	8.13%	10/01/2049	1,000	1,108,730
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	5.25%	11/15/2047	1,600	1,604,480
				2,713,210

Illinois-13.57%

Bolingbrook (Village of); Series 2005, Sales Tax RB	6.25%	01/01/2024	1,455	1,427,428
Bolingbrook (Village of) Special Services Area No. 1 (Forest City); Series 2005, Special Tax RB	5.90%	03/01/2027	1,750	1,751,085
Chicago (City of); Series 2007 F, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2042	1,250	1,306,300
Series 2009 C, Ref. Unlimited Tax CAB GO Bonds (i)	0.00%	01/01/2031	5,020	2,898,749
Series 2011, Tax Increment Allocation Revenue COP	7.12%	05/01/2025	1,030	1,031,329
Series 2017 A, Ref. Unlimited Tax GO Bonds	6.00%	01/01/2038	1,500	1,665,870
Chicago (City of) (Lakeshore East); Series 2003, Special Assessment Improvement RB	6.75%	12/01/2032	1,849	1,858,079
Chicago (City of) Board of Education; Series 2017 H, Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2046	1,500	1,475,565
Chicago (City of) Metropolitan Water Reclamation District; Series 2015 A, Unlimited Tax GO Green Bonds (b)	5.00%	12/01/2044	3,000	3,270,510
Series 2016C, Unlimited Tax GO Green Bonds (b)	5.00%	12/01/2045	2,250	2,428,650
Chicago (City of) Transit Authority; Series 2014, Sales Tax Receipts RB (b)	5.25%	12/01/2049	3,000	3,295,560
Hillside (Village of) (Mannheim Redevelopment); Series 2008, Sr. Lien Tax Increment Allocation RB	7.00%	01/01/2028	1,000	1,020,700
Illinois (State of); Series 2017 D, Unlimited Tax GO Bonds (b)(j)	5.00%	11/01/2023	3,000	3,159,720
Illinois (State of) Finance Authority (Collegiate Housing Foundation - DeKalb II, LLC - Northern Illinois University); Series 2011, Student Housing RB	6.87%	10/01/2043	1,000	1,060,070
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, Charter School RB (f)	6.00%	12/01/2045	1,000	997,340
Illinois (State of) Finance Authority (Luther Oaks); Series 2006A, RB	5.70%	08/15/2028	500	500,020
Series 2006A, RB	6.00%	08/15/2039	1,500	1,500,015
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.75%	05/15/2046	1,000	1,021,230

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois-(continued)

Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016A, RB	6.24%	05/15/2038	$140	$126,876
Series 2016A, RB	6.33%	05/15/2048	500	451,990
Series 2016A, RB	6.44%	05/15/2055	850	764,056
Series 2016, RB	2.00%	05/15/2055	150	7,443
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	7.00%	08/15/2043	1,000	1,041,120
Illinois (State of) Finance Authority (Plymouth Place); Series 2013, Ref. RB	6.00%	05/15/2043	1,000	1,089,750
Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. Sr. Educational Facilities RB	6.13%	02/01/2045	500	514,050
Illinois (State of) Finance Authority (United Neighborhood Organization Charter School Network, Inc.); Series 2011, Ref. Charter School RB	6.88%	10/01/2031	415	435,335
Series 2011, Ref. Charter School RB	7.12%	10/01/2041	500	523,065
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB (b)	5.25%	10/01/2052	3,000	3,275,370
Illinois (State of) Finance Authority (Villa St. Benedict); Series 2015, Ref. RB	6.38%	11/15/2043	775	831,699
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2017 B, Ref. Conv. CAB RB (d)	4.70%	12/15/2037	1,000	542,080
Series 2017 B, Ref. Conv. CAB RB (d)	4.95%	12/15/2047	3,900	2,103,465
Long Grove (Village of) (Sunset Grove); Series 2010, Limited Obligation Tax Increment Allocation RB	7.50%	01/01/2030	870	874,637
Pingree Grove (Village of) (Cambridge Lakes Learning Center); Series 2011, RB (g)	8.50%	06/01/2021	1,000	1,152,200
Upper Illinois River Valley Development Authority (Pleasant View Luther Home); Series 2010, RB	7.37%	11/15/2045	1,000	1,027,450
				46,428,806

Indiana-2.29%

Allen (County of) Economic Development (StoryPoint Fort Wayne); Series 2017, RB (f)	6.88%	01/15/2052	250	261,745
Carmel (City of) (Barrington Carmel); Series 2012 A, RB	7.12%	11/15/2047	515	469,809
Crown Point (City of) (Wittenberg Village); Series 2009 A, Economic Development RB	8.00%	11/15/2039	1,000	1,021,890
Indiana (State of) Finance Authority (Indiana University Health Obligated Group); Series 2015 A, Ref. Hospital RB (b)	5.00%	12/01/2040	2,250	2,457,113
Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. Educational Facilities RB (f)	5.90%	07/01/2038	1,000	997,640
Series 2018 A, Ref. Educational Facilities RB (f)	6.00%	07/01/2048	1,000	996,780
Indianapolis (City of) (Ritter Affordable Assisted Living); Series 2014, MFH RB	6.90%	12/01/2033	500	468,995
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB (h)	7.00%	01/01/2044	1,000	1,147,390
				7,821,362

Iowa-3.22%

Cass (County of) (Cass County Memorial Hospital); Series 2010 A, Hospital RB (l)	7.25%	06/01/2035	1,000	1,025,710
Iowa (State of) Finance Authority (Alcoa Inc.); Series 2012, Midwestern Disaster Area RB	4.75%	08/01/2042	1,000	1,021,000
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Midwestern Disaster Area RB	5.25%	12/01/2025	3,000	3,172,320
Iowa (State of) Finance Authority (Madrid Home); Series 2007, Ref. Health Care Facility RB	5.90%	11/15/2037	750	726,713
Iowa (State of) Tobacco Settlement Authority; Series 2005 B, Asset-Backed RB	5.60%	06/01/2034	700	700,189
Series 2005 C, Asset-Backed RB	5.37%	06/01/2038	1,125	1,125,011
Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	1,000	995,140
Series 2005 D, Asset-Backed CAB RB (i)	0.00%	06/01/2046	8,400	1,250,340
Series 2005 E, Asset-Backed CAB RB (i)	0.00%	06/01/2046	10,000	1,014,200
				11,030,623

Kansas-0.95%

Wichita (City of) (Larksfield Place); Series 2013 III, Ref. Health Care Facilities & Improvement RB	7.37%	12/15/2043	1,000	1,053,610

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Kansas-(continued)

Wichita (City of) (Presbyterian Manors, Inc.); Series 2013 IV-A, Health Care Facilities RB	6.50%	05/15/2048	$1,000	$1,064,850
Series 2018 I, Ref. Health Care Facilities RB	5.00%	05/15/2038	1,115	1,135,995
				3,254,455

Kentucky-0.87%

Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II); Series 2011, RB (g)	7.37%	05/15/2021	1,000	1,124,410
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing); Series 2013 C, First Tier Toll Conv. CAB RB (d)	6.88%	07/01/2046	2,000	1,847,360
				2,971,770

Louisiana-1.48%

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority; Series 2015 A, Ref. RB	6.25%	11/15/2045	750	809,903
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.); Series 2009 A, RB	6.50%	08/01/2029	750	798,780
Louisiana (State of) Public Facilities Authority (Lake Charles Memorial Hospital); Series 2007, Ref. Hospital RB (f)	6.37%	12/01/2034	1,000	1,036,500
New Orleans (City of) Aviation Board (North Terminal); Series 2017 B, General Airport RB (b)(h)	5.00%	01/01/2048	2,250	2,414,678
				5,059,861

Maine-0.31%

Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB	6.75%	07/01/2041	1,000	1,063,010

Maryland-0.61%

Frederick (County of) (Jefferson Technology Park); Series 2013 B, Tax Increment & Special Tax RB (f)	7.13%	07/01/2043	995	1,053,795
Harford (County of); Series 2011, Special Obligation Tax Allocation RB	7.50%	07/01/2040	1,000	1,029,380
				2,083,175

Massachusetts-1.81%

Massachusetts (State of); Series 2004 A, Ref. Limited Tax GO Bonds (INS -AMBAC)(b)(e)	5.50%	08/01/2030	960	1,200,922
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB (b)	5.50%	07/01/2032	505	653,440
Massachusetts (State of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB (f)	5.00%	10/01/2057	1,500	1,509,465
Massachusetts (State of) Development Finance Agency (Tufts Medical Center); Series 2011 I, RB (g)	6.88%	01/01/2021	600	657,606
Series 2011 I, RB	6.87%	01/01/2041	400	435,844
University of Massachusetts Building Authority; Sr. Series 2017 1, RB (b)	5.25%	11/01/2047	1,500	1,727,880
				6,185,157

Michigan-2.05%

Charyl Stockwell Academy; Series 2015, Ref. Public School Academy RB	5.75%	10/01/2045	635	603,364
Dearborn Economic Development Corp. (Henry Ford Village, Inc.); Series 2008, Ref. Limited Obligation RB	7.00%	11/15/2028	1,200	1,165,728
Detroit (City of) Water and Sewerage Department; Series 2012 A, Ref. Sr. Lien Sewage Disposal System RB	5.25%	07/01/2039	1,000	1,067,670
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate); Series 2017 A, Ref. RB	5.00%	11/01/2037	600	614,268
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	2,780	2,727,875
Wayne Charter County Economic Development Corp. (Rivers of Grosse Point); Series 2013, First Mortgage RB	7.87%	12/01/2043	1,000	831,240
				7,010,145

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Minnesota-2.88%

Anoka (City of) (The Homestead at Anoka, Inc.); Series 2011 A, Health Care Facilities RB (g)	7.00%	11/01/2019	$1,000	$1,054,300
Bloomington (City of) Port Authority (Radisson Blu Mall of America, LLC); Series 2010, Recovery Zone Facility RB	9.00%	12/01/2035	1,000	1,089,590
Rochester (City of) (Homestead at Rochester, Inc.); Series 2013 A, Health Care & Housing RB	6.88%	12/01/2048	1,000	1,109,360
Rochester (City of) (Samaritan Bethany, Inc.); Series 2009 A, Ref. Health Care & Housing RB (g)	7.37%	12/01/2019	1,000	1,052,110
St. Paul (City of) Housing & Redevelopment Authority (Emerald Gardens); Series 2010, Ref. Tax Increment Allocation RB	6.25%	03/01/2025	1,000	1,017,060
Wayzata (City of) (Folkestone Senior Living Community); Series 2012 A, Senior Housing RB	6.00%	05/01/2047	1,000	1,027,830
West St. Paul (City of) (Walker Thompson Hill, LLC); Series 2011A, Health Care Facilities RB (g)	7.00%	09/01/2019	700	725,291
West St. Paul (City of) (Walker Westwood Ridge Campus); Series 2017, Ref. Housing & Health Care Facilities RB	5.00%	11/01/2049	2,750	2,770,625
				9,846,166

Mississippi-0.18%

Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/2022	620	621,166

Missouri-1.38%

Branson Hills Infrastructure Facilities Community Improvement District; Series 2007 A, Special Assessment RB	5.50%	04/01/2027	750	300,000
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2010 A, Retirement Community RB (g)	8.25%	05/15/2020	1,000	1,086,290
Missouri (State of) Health & Educational Facilities Authority (Truman Medical Center, Inc.); Series 2017 B, Educational Facilities RB (f)	4.25%	12/01/2042	1,000	935,400
St. Louis (County of) Industrial Development Authority (Friendship Village West County); Series 2018 A, Senior Living Facilities RB	5.25%	09/01/2053	1,500	1,485,660
St. Louis (County of) Industrial Development Authority (Grand Center Redevelopment); Series 2011, Tax Increment Allocation Improvement RB	6.37%	12/01/2025	910	914,878
				4,722,228

Nebraska-0.31%

Gage (County of) Hospital Authority No. 1 (Beatrice Community Hospital & Health Center); Series 2010 B, Health Care Facilities RB (g)	6.75%	06/01/2020	1,000	1,067,630

Nevada-1.29%

Clark (County of) (Stadium Improvement Bonds); Series 2018 A, Limited Tax GO Bonds (b)	5.00%	05/01/2048	3,000	3,353,220
Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment Allocation RB (g)	8.00%	06/15/2019	700	722,197
Reno (City of), Nevada (ReTRAC - Reno Transportation Rail Access Corridor); Series 2018 C, Ref. Sub. CAB Sales Tax RB (f)(i)	0.00%	07/01/2058	3,000	323,340
				4,398,757

New Hampshire-0.58%

New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB (g)	6.88%	10/01/2019	895	931,015
New Hampshire (State of) Health & Education Facilities Authority (Rivermead); Series 2011 A, RB	6.88%	07/01/2041	1,000	1,061,590
				1,992,605

New Jersey-2.43%

Essex (County of) Improvement Authority (Newark); Series 2010 A, RB	6.25%	11/01/2030	1,000	1,038,660
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 1999, Special Facility RB (h)	5.25%	09/15/2029	1,000	1,077,850
Series 2012, Special Facility RB (h)	5.75%	09/15/2027	1,000	1,093,420
New Jersey (State of) Economic Development Authority (Leap Academy); Series 2014 A, RB (f)	6.30%	10/01/2049	1,200	1,202,184
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.); Series 2012 C, RB	5.30%	07/01/2044	1,000	866,890
New Jersey (State of) Transportation Trust Fund Authority; Series 2008 A, Transportation System CAB RB (i)	0.00%	12/15/2035	3,000	1,344,180

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New Jersey-(continued)
New Jersey (State of) Turnpike Authority; Series 2017 B, Ref. RB (b)	5.00%	01/01/2040	$1,500	$1,678,335
				8,301,519

New Mexico-0.30%

New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	6.13%	07/01/2040	1,000	1,031,620

New York-15.19%

Brooklyn Arena Local Development Corp. (Barclays Center); Series 2009, PILOT CAB RB (i)	0.00%	07/15/2035	1,475	709,947
Series 2009, PILOT CAB RB (i)	0.00%	07/15/2046	10,000	2,728,000
Hudson Yards Infrastructure Corp; Series 2017 A, Second Indenture RB (b)	5.00%	02/15/2039	3,000	3,352,110
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2014 A, Continuing Care Retirement Community RB	6.50%	01/01/2032	1,125	1,173,397
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/2049	500	521,940
Series 2014 C, Continuing Care Retirement Community RB	2.00%	01/01/2049	405	68,861
New York & New Jersey (States of) Port Authority; One Hundred Sixty-Ninth Series 2011, Consolidated RB (b)	5.00%	10/15/2027	1,700	1,818,167
One Hundred Sixty-Ninth Series 2011, Consolidated RB (b)(h)	5.00%	10/15/2028	1,300	1,390,363
New York (City of); Subseries 2016A-1, Unlimited Tax GO Bonds (b)(f)	5.00%	08/01/2038	2,250	2,508,503
New York (City of) Industrial Development Agency (Brooklyn Navy Yard Cogen Partners); Series 1997, Industrial Development RB (h)	5.75%	10/01/2036	2,000	2,018,860
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2006, PILOT RB (INS-AMBAC)(e)	5.00%	01/01/2039	500	506,220
New York (City of) Municipal Water Finance Authority; Series 2012 BB, Water & Sewer System Second General Resolution RB (b)	5.00%	06/15/2047	3,000	3,276,210
New York (City of) Transitional Finance Authority; Series 2013 I, Sub. Future Tax Sec. RB (b)	5.00%	05/01/2042	2,400	2,591,616
Subseries 2012 F-1, Future Tax Sec. RB (b)	5.00%	05/01/2039	6,000	6,418,020
New York (Counties of) Tobacco Trust V; Series 2005 S-2, Sub. Pass Through CAB RB (i)	0.00%	06/01/2050	8,100	980,100
New York (Counties of) Tobacco Trust VI; Subseries 2016A-1, Ref. Tobacco Settlement Pass Through RB	5.75%	06/01/2043	2,000	2,195,000
New York (State of) Dormitory Authority; Series 2014 C, State Personal Income Tax RB (b)	5.00%	03/15/2041	3,000	3,298,560
New York (State of) Dormitory Authority (Sales Tax); Series 2015 B-C, RB (b)	5.00%	03/15/2045	3,000	3,313,200
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 3, Ref. Liberty RB (f)	7.25%	11/15/2044	1,000	1,155,030
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority Liberty RB	6.38%	07/15/2049	1,000	1,038,120
New York State Dormitory Authority; Series 2018 E, Sales Tax RB (b)	5.00%	03/15/2045	2,250	2,531,340
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016A, Special Facilities RB (b)(h)(j)	5.00%	07/01/2046	1,750	1,836,625
Triborough Bridge & Tunnel Authority; Series 2017 A, General RB (b)	5.00%	11/15/2047	4,170	4,640,042
TSASC, Inc.; Series 2016B, Ref. Sub. Tobacco Settlement Turbo RB	5.00%	06/01/2048	2,000	1,908,120
				51,978,351

North Carolina-1.91%

North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 2015 B, Ref. RB (b)	5.00%	10/01/2055	3,000	3,330,540
North Carolina (State of) Medical Care Commission (Aldersgate); Series 2013, Ref. First Mortgage Retirement Facilities RB	6.25%	07/01/2035	750	821,197
North Carolina (State of) Medical Care Commission (WhiteStone); Series 2011 A, First Mortgage Retirement Facilities RB (g)	7.75%	03/01/2021	1,000	1,120,460
North Carolina Medical Care Commission (Salemtowne Project); Series 2018 A, RB	5.00%	10/01/2043	1,260	1,252,818
				6,525,015

North Dakota-0.28%

Burleigh (County of) (University of Mary); Series 2016, Education Facilities RB	5.20%	04/15/2046	1,000	947,980

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Ohio-5.25%

Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2030	$1,000	$950,010
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	3,140	2,979,421
Series 2007 A-2, Sr. Asset-Backed Turbo RB	6.50%	06/01/2047	2,000	1,982,560
Series 2007 A-3, Sr. Asset-Backed RB	6.25%	06/01/2037	1,000	987,490
Series 2007 B, First Sub. Asset-Backed CAB RB (i)	0.00%	06/01/2047	34,540	2,237,501
Cleveland (City of) & Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB	6.75%	01/01/2044	1,000	1,021,390
Cuyahoga (County of) (Metrohealth System); Series 2017, Ref. Hospital RB	5.50%	02/15/2057	2,000	2,115,800
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.63%	07/01/2047	1,600	1,565,440
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	955	1,036,452
Montgomery (County of) (St. Leonard); Series 2010, Ref. & Improvement Health Care & MFH RB	6.62%	04/01/2040	1,000	1,044,560
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2044	1,000	1,013,540
Toledo-Lucas (County of) Port Authority (StoryPoint Waterville); Series 2016A-1, RB (f)	6.37%	01/15/2051	1,000	1,016,030
				17,950,194

Oklahoma-1.61%

Oklahoma (State of) Development Finance Authority (Inverness Village Community); Series 2012, Ref. Continuing Care Retirement Community RB (c)	6.00%	01/01/2032	1,000	674,270
Series 2013, Ref. Continuing Care Retirement Community RB (c)	5.75%	01/01/2037	1,000	670,520
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, Health System RB	5.50%	08/15/2057	1,000	1,079,470
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources Inc.- Cross Village Student Housing); Series 2017, RB	5.00%	08/01/2047	1,750	1,619,065
Payne (County of) Economic Development Authority (Epworth Living at the Ranch); Series 2016A, RB	7.00%	11/01/2051	1,000	410,000
Tulsa (County of) Industrial Authority (Montereau, Inc.); Series 2010 A, Senior Living Community RB (g)	7.25%	05/01/2020	1,000	1,070,200
				5,523,525

Pennsylvania-3.87%

Allegheny (County of) Industrial Development Authority (Propel Charter School-Montour); Series 2010 A, Charter School RB	6.75%	08/15/2035	880	912,076
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.13%	01/01/2045	965	987,562
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	1,000	1,002,220
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB (g)	6.62%	12/01/2021	1,000	1,129,610
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds (b)	5.00%	06/15/2034	3,000	3,298,830
Pennsylvania (State of) Economic Development Financing Authority (USG Corp.); Series 1999, Solid Waste Disposal RB (h)	6.00%	06/01/2031	1,000	993,060
Pennsylvania (State of) Intergovernmental Cooperation Authority (City of Philadelphia Funding Program); Series 2009, Ref. Special Tax RB (b)	5.00%	06/15/2021	3,000	3,048,840
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.25%	06/15/2043	750	831,405
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB (f)	6.75%	06/15/2043	1,000	1,032,750
				13,236,353

Puerto Rico-2.47%

Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.50%	05/15/2039	500	501,170
Series 2002, Tobacco Settlement Asset-Backed RB	5.62%	05/15/2043	1,000	1,001,880
Series 2005 A, Tobacco Settlement Asset-Backed RB (i)	0.00%	05/15/2050	27,000	3,126,330

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico-(continued)

Puerto Rico (Commonwealth of) Electric Power Authority; Series 2007 TT, RB (c)	5.00%	07/01/2037	$495	$313,087
Series 2007 VV, Ref. RB (INS-NATL)(e)	5.25%	07/01/2035	1,000	1,034,970
Series 2010 XX, RB (c)	5.25%	07/01/2040	2,300	1,454,750
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 M-3, Ref. Government Facilities RB (INS-NATL)(e)	6.00%	07/01/2024	1,000	1,035,080
				8,467,267

Tennessee-1.01%

Bristol (City of) Industrial Development Board (Pinnacle); Series 2016, Tax Increment Allocation RB	5.62%	06/01/2035	1,000	1,010,780
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2013 A, Ref. RB	5.50%	09/01/2047	1,600	1,492,944
Trenton (City of) Health & Educational Facilities Board (RHA/Trenton MR, Inc.); Series 2009, RB (g)	9.25%	04/01/2019	930	951,641
				3,455,365

Texas-7.59%

Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, Education RB	7.12%	03/01/2044	800	810,136
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/2045	1,000	1,041,580
Central Texas Regional Mobility Authority; Series 2011, Sub. Lien RB (g)	6.75%	01/01/2021	1,000	1,092,410
Clifton Higher Education Finance Corp. (Uplift Education); Series 2010 A, Education RB (g)	6.25%	12/01/2020	1,000	1,080,740
HFDC of Central Texas, Inc. (Sears Tyler Methodist); Series 2009 A, RB (c)	7.75%	11/15/2044	1,000	10
Houston (City of) (Continental Airlines, Inc.); Series 2011 A, Ref. Airport System Special Facilities RB (h)	6.62%	07/15/2038	1,000	1,071,666
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2011 A, RB (g)	6.88%	05/15/2021	1,000	1,109,760
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.); Series 2009 A, RB (g)	6.25%	08/15/2019	1,000	1,029,530
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015 A, RB (f)	5.50%	08/15/2045	750	764,242
Mission Economic Development Corp. (CarbonLite Recycling LLC); Series 2016, Solid Waste Disposal RB (f)(h)	6.50%	12/01/2033	1,000	949,590
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. Retirement Facility RB	5.00%	01/01/2047	1,000	991,020
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016A, Retirement Facility RB	5.50%	11/15/2052	1,500	1,461,705
North Texas Tollway Authority; Series 2011 B, Special Project System CAB RB (g)(i)	0.00%	09/01/2031	7,000	3,028,410
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock & Wharf Facility RB (f)(h)(k)	7.25%	02/13/2020	1,500	1,556,595
Red River Health Facilities Development Corp. (Sears Methodist Retirement System); Series 2013, Retirement Facility RB (c)	6.15%	11/15/2049	979	1,370
Rowlett (City of) (Bayside Public Improvement District North Improvement Area); Series 2016, Special Assessment RB	6.00%	09/15/2046	490	454,485
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB (c)(h)	8.00%	07/01/2038	990	316,800
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana); Series 2017, Retirement Facility RB	6.75%	11/15/2052	1,000	1,081,410
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017A, Retirement Facility RB	6.38%	02/15/2052	1,000	1,062,430
Tarrant County Cultural Education Facilities Finance Corp. (SQLC Senior Living Center at Corpus Christi, Inc.-Mirador); Series 2017 A, Retirement Facility RB (c)	4.63%	11/15/2041	485	327,831
Series 2017 A, Retirement Facility RB (c)	4.88%	11/15/2048	1,000	672,840
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way); Series 2009 A, Retirement Facility RB	8.25%	11/15/2044	860	774,000
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure); Series 2010, Sr. Lien RB	7.00%	06/30/2040	1,000	1,062,700
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/2039	1,000	1,042,070
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, Sr. Lien RB (h)	6.75%	06/30/2043	1,000	1,138,920

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Texas-(continued)

Texas State Public Finance Authority Charter School Finance Corp. (Odyssey Academy, Inc.); Series 2010 A, Education RB (g)	7.12%	02/15/2020	$1,000	$1,059,310
Travis County Health Facilities Development Corp. (Westminster Manor); Series 2010, RB (g)	7.00%	11/01/2020	805	877,909
Series 2010, RB	7.00%	11/01/2030	105	110,432
				25,969,901

Utah-1.27%

Salt Lake City Corp Airport Revenue; Series 2018 A, Airport RB (b)(h)	5.00%	07/01/2043	3,000	3,289,230
Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy); Series 2010, Charter School RB	6.38%	07/15/2040	1,000	1,039,250
				4,328,480

Virginia-0.59%

Ballston Quarter Communities Development Authority; Series 2016A, Tax Allocation RB	5.38%	03/01/2036	1,000	1,023,640
Tobacco Settlement Financing Corp.; Series 2007 B-2, Sr. Tobacco Settlement RB	5.20%	06/01/2046	1,000	985,610
				2,009,250

Washington-4.11%

County of King WA Sewer Revenue; (b)	5.00%	01/01/2034	3,000	3,176,940
King (County of) Public Hospital District No. 4; Series 2015 A, RB	6.25%	12/01/2045	1,000	988,820
King (County of) Public Hospital District No. 4 (Snoqualmie Valley Hospital); Series 2011, Ref. & Improvement Limited Tax GO Bonds	7.00%	12/01/2040	1,000	1,022,900
State of Washington; Series 2019 A, Various Purpose Unlimited Tax GO Bonds (b)	5.00%	08/01/2042	2,250	2,551,095
Washington (State of) Convention Center Public Facilities District; Series 2018, RB (b)	5.00%	07/01/2048	3,000	3,303,660
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2009, RB (g)	7.00%	07/01/2019	1,000	1,028,600
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance); Series 2009, RB (g)	7.37%	03/01/2019	1,200	1,215,816
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 A, RB (f)	7.00%	07/01/2050	740	782,550
				14,070,381

West Virginia-1.11%

Kanawha (County of) (The West Virginia State University Foundation); Series 2013, Student Housing RB	6.75%	07/01/2045	1,000	1,042,930
Monongalia (County of) Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. Excise Tax & Improvement RB (f)	5.75%	06/01/2043	1,000	1,019,490
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB (f)(h)	7.25%	02/01/2036	750	697,215
Series 2018, Solid Waste Disposal Facilities RB	8.75%	02/01/2036	240	240,281
West Virginia (State of) Hospital Finance Authority (Thomas Health System); Series 2008, RB	6.50%	10/01/2038	1,000	790,000
				3,789,916

Wisconsin-5.86%

Public Finance Authority (WhiteStone); Series 2017, Ref. Retirement Facility RB (f)	5.00%	03/01/2037	760	795,446
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group); Series 2016A, Ref. RB (b)	5.00%	11/15/2039	3,000	3,297,210
Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Community, Inc.); Series 2009 A, RB (g)	7.62%	09/15/2019	1,000	1,043,620
Wisconsin (State of) Health & Educational Facilities Authority (Wisconsin Illinois Senior Housing, Inc.); Series 2012, RB (g)	5.88%	08/01/2019	1,000	1,025,920
Series 2013, RB (g)	7.00%	08/01/2020	1,025	1,106,918
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB (f)	6.85%	10/01/2047	2,000	2,035,460
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands); Series 2017, Limited Obligation PILOT RB (f)	7.00%	12/01/2050	2,000	2,252,880
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, Sr. RB (f)	6.85%	11/01/2046	1,000	1,038,010

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Wisconsin-(continued)

Wisconsin (State of) Public Finance Authority (Explore Academy); Series 2018 A, Educational Facility RB (f)	6.12%	02/01/2048	$1,000	$970,830
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch); Series 2011 A, Continuing Care Retirement Community RB (f)	8.25%	06/01/2046	1,000	1,122,030
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, Sr. RB (f)	6.25%	01/01/2038	1,000	1,020,530
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 A, Special Facilities RB (h)	7.25%	06/01/2035	1,500	1,560,300
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.20%	12/01/2037	1,500	1,570,200
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.88%	04/01/2045	660	694,584
Wisconsin (State of) Public Finance Authority (Voyager Foundation Inc.); Series 2012 A, Charter School RB	6.20%	10/01/2042	500	523,265
				20,057,203
TOTAL INVESTMENT IN SECURITIES(m) -132.24% (Cost $441,872,015)				452,450,747
FLOATING RATE NOTE OBLIGATIONS-(25.03)%
Notes with interest and fee rates ranging from 2.16% to 2.61% at 11/30/2018 and contractual maturities of collateral ranging from 06/15/2021 to 04/01/2056(See Note 1D)(n)				(85,645,000)
VARIABLE RATE MUNI TERM PREFERRED SHARES-(8.74)%				(29,903,164)
OTHER ASSETS LESS LIABILITIES-1.53%				5,239,117
NET ASSETS APPLICABLE TO COMMON SHARES-100.00%				$342,141,700

Investment Abbreviations:

AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
CAB	- Capital Appreciation Bonds
Conv.	- Convertible
COP	- Certificates of Participation
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
Jr.	- Junior
MFH	- Multi-Family Housing
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
PILOT	- Payment-in-Lieu-of-Tax
RAC	- Revenue Anticipation Certificates
RB	- Revenue Bonds
Ref.	- Refunding
Sec.	- Secured
Sr.	- Senior
Sub.	- Subordinated
Wts.	- Warrants

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Underlying security related to TOB Trusts entered into by the Trust. See Note 1D.
(c)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at November 30, 2018 was $6,063,243, which represented less than 1% of the Trust’s Net Assets.

(d)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $51,655,738, which represented 15.10% of the Trust’s Net Assets.

(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Security subject to the alternative minimum tax.
(i)	Zero coupon bond issued at a discount.
(j)

Security is subject to a reimbursement agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $5,165,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(k)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(l)	Security subject to crossover refunding.
(m)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(n)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at November 30, 2018. At November 30, 2018, the Trust’s investments with a value of $138,573,915 are held by TOB Trusts and serve as collateral for the $85,645,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts - Interest Rate Risk(a)
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Short Futures Contracts
U.S. Treasury 10 Year Notes	99	March-2019	$(11,780,764)	$(45,095)	$(45,095)
(a)	Futures contracts collateralized by $150,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying notes which are an integral part of this schedule.

Invesco Municipal Income Opportunities Trust

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Floating Rate Note Obligations – The Trust invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Trust. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer or by the Trust (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate securities) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Trust, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate

                    Invesco Municipal Income Opportunities Trust

D.	Floating Rate Note Obligations – (continued)

securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Trust, the Trust will be required to repay the principal amount of the tendered securities, which may require the Trust to sell other portfolio holdings to raise cash to meet that obligation. The Trust could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Trust to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Trust may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Trust. These agreements commit a Trust to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Trust liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Trust accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Trust’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Trust wherein the Trust, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Trust’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Trust, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Trust would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Trust has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Trust’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Trust in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Trust, and may adversely affect the Trust’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

E.

Futures Contracts – The Trust may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Trust currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Trust recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Trust’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Trust were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Trust would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

F.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Trust’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco Municipal Income Opportunities Trust

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$-	$452,450,747	$-	$452,450,747

Other Investments - Liabilities*
Futures Contracts	(45,095)	-	-	(45,095)
Total Investments	$(45,095)	$452,450,747	$-	$452,405,652
*	Unrealized appreciation (depreciation).

                    Invesco Municipal Income Opportunities Trust

Item 2.	Controls and Procedures.

(a)

As of January 25, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of January 25, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Municipal Income Opportunities Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 29, 2019

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.